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                                                                  EXHIBIT 23.02

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
 TSI International Software Ltd.

  We consent to the use of our reports included herein and to the reference to our firm under "Experts" and "Selected Financial Data" in the Prospectus.

                                          KPMG Peat Marwick LLP

Stamford, Connecticut
May 16, 1997